EMR Technology Solutions, Inc. - 10-K

EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of EMR Technology Solutions Inc. on Form 10-K for the year ended December 31, 2016 (the “Form 10-K”) as filed with the Securities and Exchange Commission. John X. Adiletta, Chief Executive Officer of the Company, does hereby certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that to his knowledge:

1. The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operation of EMR Technology Solutions Inc.

/s/ John X. Adiletta
John X. Adiletta
Chief Executive Officer Dated: March 23, 2017

This certification accompanies the Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.